AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

SUPPLEMENT DATED DECEMBER 27, 2005 TO THE

PROSPECTUS DATED MARCH 1, 2005, AS REVISED SEPTEMBER 3, 2005

This Supplement updates the Prospectus of AXA Enterprise Multimanager Funds Trust (“Trust”), dated March 1, 2005, as revised. You may obtain a copy of the Prospectus, free of charge, by writing to the Trust’s distributor, Enterprise Fund Distributors, Inc., at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

Important Notice Regarding Change in Investment Policy

AXA Enterprise Multimanager Growth Fund

AXA Enterprise Multimanager Core Equity Fund

AXA Enterprise Multimanager Value Fund

Effective on or about March 1, 2006, the following changes for each of the AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Core Equity Fund and AXA Enterprise Multimanager Value Fund (collectively, the “Funds”) will be implemented:

•	The last two sentences of the first paragraph under the heading “Introduction” will be changed to state as follows:

Each fund (other than the AXA Enterprise Multimanager Growth Fund and AXA Enterprise Multimanager Value Fund) has a policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in a particular type of investment. These policies may not be changed without providing sixty (60) days’ written notice to shareholders of the relevant fund.

•	The first sentence under the heading “Principal Investment Strategies” for the AXA Enterprise Multimanager Growth Fund will be changed to state as follows:

Under normal circumstances, the fund intends to invest in equity securities of U.S. large capitalization companies.

•	The first sentence under the heading “Principal Investment Strategies” for the AXA Enterprise Multimanager Core Equity Fund will be changed to state as follows:

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities, including at least 65% of its total assets in equity securities of large capitalization companies.

•	The first sentence under the heading “Principal Investment Strategies” for the AXA Enterprise Multimanager Value Fund will be changed to state as follows:

Under normal circumstances, the fund intends to invest in equity securities of U.S. large capitalization companies.

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